SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________

FORM 8-K

_______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2007

Structured Products Corp. on behalf of CorTS Trust for Bellsouth Capital Funding Debentures

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32050	13-3692801

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

388 Greenwich Street New York, New York		10013

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 816-7496

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01	Other Events

On February 12, 2007, CorTS Trust for Bellsouth Capital Funding Debentures issued a press release regarding its intention to seek approval from the New York Stock Exchange (the “Exchange”) and the Securities and Exchange Commission (the “Commission”) to terminate and strike from listing and registration on the Exchange the CorTS Trust for Bellsouth Capital Funding Debentures, Corporate-Backed Trust Securities (CorTS) Certificates, a copy of which is attached as Exhibit 99.1 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STRUCTURED PRODUCTS CORP.

(Registrant)

By:    /s/ John W. Dickey

Name:	John W. Dickey
Title:	Authorized Signatory

Date: February 12, 2007

EXHIBIT INDEX

Exhibit 99.1	Press release, dated February 12, 2007